UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2026
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Viant Technology Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40015	85-3447553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2722 Michelson Drive, Suite 100
Irvine, CA, 92612
(Address of principal executive offices and zip code)
(949) 861-8888
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	DSP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On April 15, 2026, Viant Technology Inc. (the “Company”) issued a press release announcing its entry into the Agreement (as defined below), which included a reaffirmation of the Company’s guidance for the quarter ended March 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information included in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.
Item 3.02 Unregistered Sales of Equity Securities.
The disclosure set forth below in Item 8.01 of this Current Report with respect to the Equity Consideration (as defined below) is incorporated herein by reference.
Item 8.01 Other Events.
On April 14, 2026, the Company entered into an Agreement and Plan of Merger (the “Agreement”) with TII Merger Sub Inc., a wholly owned subsidiary of the Company (“Merger Sub”), TVision Insights Inc. (“Target”) and Shareholder Representative Services LLC, as representative of the securityholders of Target. Pursuant to the terms of the Agreement, Merger Sub will merge with and into Target, with Target thereafter continuing as a wholly owned subsidiary of the Company (the “Merger”). The Merger is subject to the satisfaction or waiver of customary closing conditions, and the Company expects the Merger to be completed in the second quarter of 2026.
The consideration payable by the Company at the closing of the Merger will be $22.5 million in cash and 1,656,701 shares of the Company’s Class A common stock (the “Equity Consideration”). The number of shares of Equity Consideration was determined based on an agreed equity value of $17.5 million divided by the volume-weighted average price of the Company’s Class A common stock over the ten trading days preceding the execution of the Agreement. The Equity Consideration will be subject to a lock-up, with fifty percent (50%) of such shares becoming transferable six (6) months following the closing and the remaining fifty percent (50%) becoming transferable twelve (12) months following the closing. The Equity Consideration is being offered and issued in reliance on an exemption from registration provided by Section 4(a)(2) of the Securities Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Viant Technology Inc., dated April 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIANT TECHNOLOGY INC.

Date: April 15, 2026	By:	/s/ Tim Vanderhook
Tim Vanderhook
Chief Executive Officer and Chairman
(Principal Executive Officer)
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